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                                  John Marencik
                                    PRESIDENT
                             legalopinion.com Corp.
                 Two Union Square, 42nd Floor, 601 Union Street
                                Seattle, WA 98101
            (Name and Address of Person Authorized to Receive Notices
          and Communications on Behalf of the Person Filing Statement)
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                                 WITH A COPY TO:
                             KARL E. RODRIGUEZ, ESQ
                              24843 Del Prado, #318
                              Dana Point, CA 92629
                                 (949) 248-9561
                               fax (949) 248-1688
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number:  0-13409

                         Date of Report: October 4, 2000

                                LEGALOPINION.COM

Nevada                                                                87-0550824
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


Two  Union  Square,  42nd  Floor,  601  Union  Street,  Seattle  WA        98101
(Address of principal executive offices)                              (Zip Code)


Registrant's  telephone  number,  including  area  code:         (250)  763-5560


ITEM 5. OTHER EVENTS. On September 27, 2000, legalopinion.com announced that it has completed two financing packages to meet the Company's capital needs for up to three years. The first financing phase of the package was closed July 24, 2000 with the May Davis Group, a full service Investment Banking firm located in New York, in a $500,000 Convertible Securities Offering. The second phase, also arranged by May Davis Group, closed September 26, 2000, giving legalopinion.com access to a $15 Million Equity Line of Credit, which becomes available to the Company upon the SEC's approval of the associated registration statement. The $500,000.00 convertible has already been funded. A copy of the News Release that announced the completion of these financing packages is attached hereto and filed as an Exhibit to this filing on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

October  4,  2000

                                LEGALOPINION.COM

                                       by

                                /s/John Marencik
                                  John Marencik
                               authorized officer

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                                     EXHIBIT

                                  NEWS RELEASE
                               SEPTEMBER 27, 2000
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legalopinion.com  Receives  $15  Million  Financing  Commitment
---------------------------------------------------------------
SEATTLE, Sept. 27 /PRNewswire/ -- legalopinion.com (OTC Bulletin Board: LAWW) has completed two financing packages to meet the Company's capital needs for up to three years. The first financing phase of the package was closed July 24, 2000 with the May Davis Group, a full service Investment Banking firm located in New York, in a $500,000 Convertible Securities Offering. The second phase, also arranged by May Davis Group, closed September 26, 2000, giving legalopinion.com access to a $15 Million Equity Line of Credit, which becomes available to the Company upon the SEC's approval of the associated registration statement. The $500,000.00 convertible has already been funded.
legalopinion.com's CEO, John M. Marencik, stated, "This package gives us sufficient resources to cover our operating expenses, plus gives us a cushion to capitalize on any strategic acquisitions that may make sense. We feel there may be a number of firms exiting the Internet legal space in upcoming months that could complement our present and planned offerings."
Brian Lovig, Board Chairman added, "It's nice to see that the venture capital community can still spot a viable strategic plan in the wake of the 'Tech
Correction.' legalopinion.com has a long term commitment to our employees, customers, and shareholders to grow by creating a value-added service. We also believe that the long term commitment that May Davis Group has made to legalopinion.com endorses this growth strategy."
The May Davis Group is a full-service financial services firm focusing on the needs of small to medium-sized companies, individual investors, and institutional money managers worldwide. MDG is actively involved in investment banking and strategic financial advising, institutional and retail brokerage, over-the-counter trading and equity research.
legalopinion.com is a professional legal services portal, providing online services to both attorneys and consumers. The Company's revenue stream is derived from both business-to-business and consumer-driven models. The legalopinion.com Web page allows clients and attorneys to interact in a unique, simple, and convenient way, providing consumers with direct access to online written legal advice for most jurisdictions in North America. legalopinion.com is also preparing to launch LegalCare, which will provide legal coverage under a wide variety of flexible subscriber services packages. legalopinion.com is evolving into the comprehensive solution for the business and personal legal needs of mainstream North America. Web site: www.legalopinion.com. Statements made by the company may be forward-looking in nature. Actual results may differ from those projected. The company believes that the information in this release is from sources considered reliable, but cannot guarantee that the statements presented herein are accurate or complete.
CONTACT: Investor Relations of legalopinion.com, 250-470-9381, or invest@legalopinion.com; or Tom Dean at Murdoch Capital, 212-421-2545; or Equitilink, 877-788-1940.
SOURCE  legalopinion.com -0-  09/27/2000

/CONTACT: Investor Relations of legalopinion.com, 250-470-9381, or invest@legalopinion.com; or Tom Dean at Murdoch Capital, 212-421-2545; or Equitilink, 877-788-1940/
/Web  site:  http://www.legalopinion.com/
(LAWW)
CO:  legalopinion.com;  May Davis Group ST: Washington, New York IN: MLM SU: FNC

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